                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 12, 2003
                                                         -----------------




                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-11201                     22-1642321
         --------                   -------                     ----------
(State of incorporation)   (Commission File Number)           (IRS Employer
                                                          Identification Number)



          41 Fairfield Place, West Caldwell, New Jersey        07006
          ---------------------------------------------        -----
          (Address of Principal Executive Offices)           (Zip Code)




       Registrant's telephone number, including area code: (973) 575-1300
                                                           --------------

ITEM 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

99.1 Press release dated November 12, 2003 issued by Merrimac Industries, Inc., announcing results of operations for the third quarter and nine-month periods ended September 27, 2003.

ITEM 12. Results of Operations and Financial Condition.

On November 12, 2003, Merrimac Industries, Inc. issued a press release announcing results of operations for the third quarter and nine-month periods ended September 27, 2003. The entire text of the press release is attached as
Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 2003

                                            MERRIMAC INDUSTRIES, INC.

                                            By: /s/ Robert V. Condon
                                            --------------------------------
                                            Name: Robert V. Condon
                                            Title: Vice President, Finance and
                                            Chief Financial Officer